EXHIBIT 99.1

WaMu Capital Corp.
November Position
15 Year Jumbo Alt A
61 records
Balance: 32,028,266

Selection Criteria: 15 Year Jumbo Alt A
Table of Contents
  Disclaimer
  Summary
  Gross Interest Rate
  Mortgage Interest Rates
  Original Balance
  Current Balance
  Original LTV
  Property Type
  State
  Original Term
  S&P Documentation
  WAMU Doctype
  Original FICO
  Loan Purpose
  Occupancy Type
  Interest Only
  Prepay Penalty

1. Disclaimer

The information contained herein has not been independently verified by WaMu Capital Corp. The information contained herein is preliminary and subject to change, and supersedes information contained in any prior collateral term sheet for this transaction.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission's website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 212-702 6910, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

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2. Summary

Total Number of Loans: 61
Total Balance: 32,028,265.95
Avg Balance: 525,053.54
Weighted Average Note Rate: 5.680
Non-Zero Weighted Average Original LTV: 66.35
Weighted Average Age: 2.263
% Prepay Penalties: 4.92
% Non-Owner Occ.: 18.65
Non-Zero Weighted Average FICO: 728
Stated Original WAM: 179
Stated Current WAM: 176.32

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3. Gross Interest Rate

Gross Interest Rate	Net Pass Through	Count	Balance
4.750	4.500	1	503,070.91
4.875	4.625	1	427,238.40
5.125	4.875	2	1,080,621.23
5.250	5.000	2	977,554.49
5.375	5.125	8	5,192,349.14
5.500	5.250	12	6,146,446.11
5.625	5.375	8	4,391,349.51
5.750	5.500	9	4,697,767.67
5.875	5.625	10	4,530,812.62
6.000	5.750	2	901,688.09
6.250	6.000	1	915,000.00
6.500	6.250	1	437,093.05
6.750	6.500	1	498,387.95
6.875	6.625	2	899,408.39
7.625	7.375	1	399,419.16
Total:	5.430	61	31,998,206.72

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4. Mortgage Interest Rates

Mortgage Interest Rates	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
4.501 - 4.750	1	503,070.91	1.57	4.750	180	2	178	768	58	503,070.91
4.751 - 5.000	1	427,238.40	1.34	4.875	180	3	177	765	47	427,238.40
5.001 - 5.250	4	2,058,175.72	6.43	5.184	180	3	177	713	61	514,543.93
5.251 - 5.500	20	11,338,795.25	35.44	5.443	176	2	174	732	64	566,939.76
5.501 - 5.750	17	9,089,117.18	28.41	5.690	180	2	178	730	70	534,653.95
5.751 - 6.000	12	5,432,500.71	16.98	5.896	180	2	178	720	65	452,708.39
6.001 - 6.250	1	915,000.00	2.86	6.250	180	1	179	0	59	915,000.00
6.251 - 6.500	1	437,093.05	1.37	6.500	180	3	177	733	80	437,093.05
6.501 - 6.750	1	498,387.95	1.56	6.750	180	2	178	710	75	498,387.95
6.751 - 7.000	2	899,408.39	2.81	6.875	180	4	176	703	80	449,704.20
7.501 - 7.750	1	399,419.16	1.25	7.625	180	3	177	769	80	399,419.16
Total:	61	31,998,206.72	100.00	5.680	179	2	176	728	66	524,560.77

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5. Original Balance

Original Balance	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
350,000.01 - 400,000.00	7	2,683,600.00	8.36	6.180	180	737	70	383,371.43
400,000.01 - 450,000.00	14	5,984,614.00	18.61	5.706	180	718	74	427,472.43
450,000.01 - 500,000.00	10	4,799,300.00	14.93	5.737	180	723	60	479,930.00
500,000.01 - 550,000.00	8	4,210,600.00	13.10	5.669	180	733	71	526,325.00
550,000.01 - 600,000.00	8	4,586,000.00	14.31	5.531	180	714	64	573,250.00
600,000.01 - 650,000.00	7	4,455,450.00	13.39	5.530	180	745	69	636,492.86
650,000.01 - 700,000.00	1	700,000.00	2.18	5.625	180	696	65	700,000.00
700,000.01 - 750,000.00	2	1,456,000.00	4.53	5.375	180	742	54	728,000.00
750,000.01 - 800,000.00	1	760,000.00	2.36	5.375	120	800	80	760,000.00
800,000.01 - 850,000.00	1	850,000.00	2.65	5.750	180	700	48	850,000.00
850,000.01 - 900,000.00	1	875,000.00	2.72	5.375	180	0	55	875,000.00
900,000.01 - 950,000.00	1	915,000.00	2.86	6.250	180	0	59	915,000.00
Total:	61	32,275,564.00	100.00	5.680	179	728	66	529,107.61

Min: 360,000.00
Max: 915,000.00
Avg: 529,107.61
Total: 32,275,564.00

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6. Current Balance

Current Balance	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
350,000.01 - 400,000.00	7	2,673,948.94	8.36	6.180	180	2	178	737	70	381,992.71
400,000.01 - 450,000.00	15	6,405,796.80	20.02	5.709	180	2	178	720	74	427,053.12
450,000.01 - 500,000.00	10	4,825,369.62	15.08	5.737	180	3	177	726	58	482,536.96
500,000.01 - 550,000.00	8	4,192,838.13	13.10	5.669	180	2	178	733	71	524,104.77
550,000.01 - 600,000.00	8	4,577,751.59	14.31	5.531	180	2	178	714	64	572,218.95
600,000.01 - 650,000.00	6	3,785,219.94	11.83	5.501	180	3	177	740	70	630,869.99
650,000.01 - 700,000.00	1	697,515.13	2.18	5.625	180	1	179	696	65	697,515.13
700,000.01 - 750,000.00	2	1,450,721.28	4.53	5.375	180	2	178	742	54	725,360.64
750,000.01 - 800,000.00	1	755,203.16	2.36	5.375	120	2	118	800	80	755,203.16
800,000.01 - 850,000.00	1	847,014.43	2.65	5.750	180	2	178	700	48	847,014.43
850,000.01 - 900,000.00	1	871,827.70	2.72	5.375	180	2	178	0	55	871,827.70
900,000.01 - 950,000.00	1	915,000.00	2.86	6.250	180	1	179	0	59	915,000.00
Total:	61	31,998,206.72	100.00	5.680	179	2	176	728	66	524,560.77

Min: 360,000.00
Max: 915,000.00
Avg: 529,107.61
Total: 32,275,564.00

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7. Original LTV

Original LTV	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
<= 60.00	20	11,384,090.43	35.58	5.553	180	2	178	727	53	569,204.52
60.01 - 70.00	15	8,144,417.35	25.45	5.539	180	2	178	724	66	542,961.16
70.01 - 75.00	5	2,530,827.33	7.91	5.931	180	2	178	739	75	506,165.47
75.01 - 80.00	21	9,938,871.61	31.06	5.878	175	2	173	731	80	473,279.60
Total:	61	31,998,206.72	100.00	5.680	179	2	176	728	66	524,560.77

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8. Property Type

Property Type	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
Condominium	1	503,741.08	1.57	6.875	180	6	174	707	80	503,741.08
PUD	4	2,221,013.77	6.94	5.640	180	2	178	684	70	555,253.44
Single Family Residence	52	26,896,522.51	84.06	5.676	178	2	176	734	66	517,240.82
Two Family	4	2,376,929.36	7.43	5.510	180	2	178	714	59	594,232.34
Total:	61	31,998,206.72	100.00	5.680	179	2	176	728	66	524,560.77

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9. State

State	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
CA	24	12,507,051.85	39.09	5.629	180	2	178	721	66	521,127.16
NY	11	5,747,198.29	17.96	5.700	180	3	177	731	64	522,472.57
FL	3	1,610,908.05	5.03	5.935	180	4	176	730	58	536,969.35
NV	3	1,545,563.64	4.83	6.056	180	3	177	755	78	515,187.88
CO	2	1,240,203.16	3.88	5.424	143	2	142	784	67	620,101.58
VA	2	962,498.64	3.01	5.806	180	1	179	685	79	481,249.32
WA	2	1,014,150.89	3.17	5.500	180	3	177	748	76	507,075.45
DC	1	399,419.16	1.25	7.625	180	3	177	769	80	399,419.16
GA	1	455,112.15	1.42	5.375	180	4	176	748	53	455,112.15
HI	1	556,500.00	1.74	5.500	180	1	179	749	53	556,500.00
Other	11	5,959,600.89	18.62	5.576	180	2	178	716	66	541,781.90
Total:	61	31,998,206.72	100.00	5.680	179	2	176	728	66	524,560.77

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10. Original Term

Original Term	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
120	1	755,203.16	2.36	5.375	120	2	118	800	80	755,203.16
180	60	31,243,003.56	97.64	5.687	180	2	178	726	66	520,716.73
Total:	61	31,998,206.72	100.00	5.680	179	2	176	728	66	524,560.77

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11. S&P Documentation

S&P Documentation	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
1 Paystub, 1 W-2, and VVOE or 1 Yr 1040	3	1,458,855.54	4.56	5.436	180	3	177	749	48	486,285.18
Full Doc	9	4,846,319.27	15.15	5.656	180	2	178	724	67	538,479.92
No Employment/Income Verification	14	7,725,539.33	24.14	5.590	180	3	177	734	60	551,824.24
Verbal Verification of Employment	35	17,967,492.58	56.15	5.745	177	2	175	726	70	513,356.93
Total:	61	31,998,206.72	100.00	5.680	179	2	176	728	66	524,560.77

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12. WAMU Doctype

WAMU Doctype	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
Full/Alt/Streamline	11	5,877,936.41	18.37	5.658	180	2	178	727	64	534,357.86
No Doc/NINA	23	12,769,718.52	39.91	5.573	176	3	174	740	65	555,205.15
No Ratio/NORA	3	1,707,654.84	5.34	5.395	180	2	178	710	60	569,218.28
Red/Low/Expr/Stated	24	11,642,896.95	36.39	5.851	180	2	178	721	71	485,120.71
Total:	61	31,998,206.72	100.00	5.680	179	2	176	728	66	524,560.77

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13. Original FICO

Original FICO	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
<= 0	4	2,790,827.70	8.72	5.782	180	2	178	0	63	697,706.93
640 - 659	2	831,117.00	2.60	5.938	180	2	178	654	68	415,558.50
660 - 679	3	1,514,065.70	4.73	5.423	180	3	177	669	58	504,688.57
680 - 699	12	6,211,394.11	19.41	5.686	180	2	178	689	68	517,616.18
700 - 719	10	5,294,701.86	16.55	5.815	180	3	177	708	67	529,470.19
720 - 739	6	3,009,619.49	9.41	5.699	180	2	178	734	72	501,603.25
740 - 759	10	5,040,617.01	15.75	5.582	180	2	178	748	64	504,061.70
760 - 779	8	3,877,915.13	12.12	5.678	180	3	177	768	60	484,739.39
780 - 799	4	2,253,569.87	7.04	5.562	180	2	178	792	70	563,392.47
800 - 820	2	1,174,378.85	3.67	5.553	141	3	139	804	80	587,189.43
Total:	61	31,998,206.72	100.00	5.680	179	2	176	728	66	524,560.77

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14. Loan Purpose

Loan Purpose	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
Purchase	21	10,764,504.41	33.64	5.889	176	3	173	740	72	512,595.45
Refi - Cash Out	27	13,940,228.92	43.57	5.624	180	2	178	721	63	516,304.77
Refi - Rate Term	13	7,293,473.39	22.79	5.479	180	2	178	723	65	561,036.41
Total:	61	31,998,206.72	100.00	5.680	179	2	176	728	66	524,560.77

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15. Occupancy Type

Occupancy Type	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
Investment	8	4,094,234.51	12.80	6.060	180	2	178	721	65	511,779.31
Owner Occupied	50	26,030,204.09	81.35	5.606	178	2	176	729	67	520,604.08
Second Home	3	1,873,768.12	5.86	5.878	180	4	176	742	62	624,589.37
Total:	61	31,998,206.72	100.00	5.680	179	2	176	728	66	524,560.77

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16. Interest Only

Interest Only	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
0	61	31,998,206.72	100.00	5.680	179	2	176	728	66	524,560.77
Total:	61	31,998,206.72	100.00	5.680	179	2	176	728	66	524,560.77

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17. Prepay Penalty

Prepay Penalty	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
0	58	30,423,857.04	95.08	5.687	179	2	176	731	67	524,549.26
36	3	1,574,349.68	4.92	5.539	180	2	178	690	53	524,783.23
Total:	61	31,998,206.72	100.00	5.680	179	2	176	728	66	524,560.77

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R:\SEA_WCC\shared\_PSTBKU\Brent Harlow\November Position\10-20-05\November Position, 10-20-05.cas
Nov 15, 2005 11:54